Exhibit 99.1

NYSE American: CTO 1st QUARTER 2019 INVESTOR PRESENTATION MOVING TO THE NEXT STAGE 50 YEARS AS A PUBLIC COMPANY Apollo 11 Launch July 1969

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the following: closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof; the estimate of the cost of completing improvements affiliated with certain investments; the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains;, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions; the risks associated with development activities including potential tax ramifications; the ability to execute share repurchase transactions; the completion of 1031 transactions; the ability for the Company to convert to a real estate investment trust; the costs of improvements for the Golf Operations assets; the ability to achieve certain leasing activity including the timing and terms thereof; the Company’s determination to pay future dividends; as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES (A) THROUGH (J) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 30

WHY CTO CONSOLIDATED TOMOKA As of April 12, 2019 (unless otherwise noted) Discount to NAV Organic Capital Source Portfolio Quality Equity Market Cap $ 306.6 million Debt (E) $ 229.2 million Total Enterprise Value (“TEV”) (E) $ 535.9 million Cash (including 1031 restricted cash) (1) $ 2.7 million Net Leverage (net debt to TEV) (E) 42.3% Annual Dividend (2)(G) $0.40 Closing Price $60.74 52-Week High $67.02 52-Week Low $49.23 Shares Outstanding 5.048 million (1) As of March 31, 2019 (2) Annualized based on Q1 2019 quarterly dividend declared 3 Income Property Portfolio Properties 46 States 14 Land Holdings Total Land Holdings ≈5,400 Acres Under Contract (all in Daytona Beach, FL) ≈3,241 % of Acres Under Contract 60% Total Value of Contracts $93.7 million (A)

Q1 2019 HIGHLIGHTS CONSOLIDATED TOMOKA Continuing to Execute Our Strategy 4 MONETIZING LAND HARVEST MULTI-TENANT REDEPLOY PROCEEDS INTO SINGLE-TENANT RETAIL TOTAL SALES PROCEEDS: $3.3 million ACRES: ≈9.9 PRICE PER ACRE: $333,000 GAIN: $2.3mm ($0.32/share, net of tax) TOTAL SALES PRICE: $24.6 million LOCATION: Sarasota FL GAIN: $6.9mm ($0.96/share, net of tax) EXIT CAP RATE: 5.15% LAND SALE SHARE BUYBACK (1) INVESTED CAPITAL: $23.7 million TOTAL SHARES: 410,684 AVG. PRICE/SHARE: $57.79 MULTI-TENANT DISPOSITION RETURNING CAPITAL to SHAREHOLDERS (1) As of April 12, 2019

’14 – ’18 CAGR 29% ’14 – ’18 CAGR 52% ’14 – ’18 CAGR 50% ’14 – ’18 CAGR 16% ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2013 –2018, 1st Quarter for 2019 ($000’s) Consistent Growth in Key Metrics (1) Basic Earnings per Share including from discontinued operations (2) Annual Results as of December 31 and 2019 as of 3/31/19 (3) Prior periods adjusted to reflect reclassification of Golf Operations as a discontinued operation 5 Total Revenues (3) Operating Income (3) Book Value Per Share Earnings Per Share (1) (2) $30,932 $37,755 $65,885 $86,317 $86,689 $14,259 $- $20,000 $40,000 $60,000 $80,000 $100,000 2014 2015 2016 2017 2018 Q1 2019 $11,947 $20,882 $37,982 $39,256 $63,493 $11,724 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2014 2015 2016 2017 2018 Q1 2019 $21.83 $22.81 $25.97 $32.98 $38.95 $39.72 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2014 2015 2016 2017 2018 Q1 2019 $0.00 $2.00 $4.00 $6.00 $8.00 2014 2015 2016 2017 2018 Q1 2019 $1.11 $1.44 $2.86 $7.53 $6.76 $1.21

CTO SNAPSHOT CONSOLIDATED TOMOKA A Lot More Income than Land Percentages based on values derived on NAV worksheet on Slide #6 46 Properties 2.3 million Sq. Ft. Retail and Office NOI $32.3 million (C) Subsurface Interests >450,000 Acres 5,400 Total Acres 3,241 Acres (60%)(A) Under Contract for $93.7 million(A) Avg. Price of $29k/acre % of Total Value of Asset Components (1) As of April 12, 2019 (unless otherwise noted) 6 Income Land Other Components of CTO’s Value 71% 3% 26%

NAV WORKSHEET [A][F]

As of April 12, 2019 (unless otherwise noted)

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre [A]		Value Range	
Income Properties @ 6.5% Cap Rate [F]	Cap Rate on NOI [1]						$ 497,300,000
Land Pipeline (Under Contract)	Pipeline Amount [2][A]	3,241	60%				$ 93,700,000
Subsurface Interests	Estimated Value [A]						$ 15,000,000
Downtown Daytona Beach Land	Book Value [3]						$ 5,180,000
Golf + Mitigation /Impact Fee Credits & Other Assets	Book Value [3]						$ 4,300,000
Cash + 1031 Restricted Cash	Pro Forma [4]						$ 900,000
Total Value of Assets included in NAV							**$ 616,380,000**
Less: Debt and Other Liabilities							
Debt [B]	Pro Forma [4]						$ (229,200,000)
Other Liabilities (Excluding Def. Tax Liability) [5]	Book Value [3]						$ (15,100,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 372,080,000**	**$ 372,080,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
Mixed Use Parcel	Estimated Value	203		$ 175,000	$ 225,000	$ 35,500,000	$ 45,700,000
Industrial Parcel	Estimated Value	850		$ 20,000	$ 40,000	$ 17,000,000	$ 34,000,000
E. of Williamson btwn LPGA & Strickland	Estimated Value	155		$ 70,000	$ 95,000	$ 10,900,000	$ 14,700,000
Clyde Morris & Rifle Range Road	Estimated Value	58		$ 40,000	$ 60,000	$ 2,300,000	$ 3,500,000
Range of Value Estimates - Notable Available Land Parcels		1,266	23%			**$ 65,700,000**	**$ 97,900,000**
Subtotal of NAV Components						**$ 437,780,000**	**$ 469,980,000**
Other Land Holdings		893	17%	$ 8,000	$ 10,000	$ 7,100,000	$ 8,900,000
Total Land Holdings		5,400					
Net Value of NAV Components						**$ 444,880,000**	**$ 478,880,000**
Current Equity Market Cap @ April 12, 2019 [4]						**$ 306,627,061**	**$ 306,627,061**

(1) Cap Rate on NOI [C]
(2) Contract amounts As of April 12, 2019
(3) As of March 31, 2019
(4) Reflects repurchase of 320,741 shares from CTO's largest shareholder on 4/10/19
(5) Excludes intangible lease liabilities

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA 7

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) Dramatic Acceleration Monetizing Land Annual Land Sales: 2011 –2018, YTD Q1 2019 & Pipeline(A) as of 4/12/19 8 (2) (1) (1) ACRES 11.7 99.6 114.0 707.6 1,700.9 2,697.3 2011 – 2018 and YTD Q1 2019 Total Sales  $158.0mm Acres Sold  5,358 Total Pipeline(A) : ≈3,241 Acres Proceeds ≈$93.7mm (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, $1.5mm and $1.6mm for 2015, 2016, 2017, and 2018, respectively (2) Includes proceeds of $15.3mm from the sale of 70% interest in mitigation bank joint venture (1) $66,100 $69,400 $2,990 $8,807 $23,946 $13,902 $47,011 $59,019 $3,300 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 2013 2014 2015 2016 2017 2018 2019

Contract/Parcel Acres Contract Amount (rounded) Price per Acre (rounded) Timing Residential (SF) 1,599 $27.0mm $17,000 ‘19 - ‘20 ICI Homes (SF) 1,016 $21.5mm $21,000 ‘19 Commercial/MOB 32 $8.1mm $253,000 ‘19 - ‘20 Residential (MF)/Retail 38 $6.1mm $161,000 Q4 ’19 Unicorp 31 $4.6mm $148,000 ‘19 - ‘20 Commercial/Retail 12 $4.5mm $375,000 ‘19 - ‘20 Residential (MF) 23 $4.0mm $174,000 ‘19 - ‘20 Unicorp 14 $3.8mm $271,000 ‘19 - ‘20 NADG 13 $3.0mm $231,000 ‘19 Senior Housing 13 $2.6mm $200,000 ‘19 - ‘20 Residential (SF) 98 $2.6mm $27,000 ‘19 - ‘20 Residential (MF)/Retail 19 $2.0mm $105,000 ‘20 ICI (SF) – Option Parcel 146 $1.7mm $11,000 ‘19 Borrow Pit 149 $1.6mm $11,000 ‘19 – ‘20 Compensating Storage 38 $0.7mm $19,000 ‘19 Totals/Average 3,241 $93.7mm $29,000 PIPELINE OF POTENTIAL LAND SALES(A) As of April 12, 2019 SF –Single Family; AR –Age Restricted, MF – Multi-Family MOB – Medical Office Bldg. Substantial Pipeline of Organic Capital for Growth to Income CONSOLIDATED TOMOKA 9 Total Acreage East of I- 95  900 Acres Total Acreage West of I-95  4,500 Acres 11 2 3 4 5 6 7 8 10 9 1 13 DIFFERENT BUYERS 60% of Remaining Land 12 13 14 15 1 2 3 7 11 8 9 5 10 6 4 12 13 14 15

INCOME PROPERTY INVESTMENTS Converting into Income ($000’s) Total Acquisitions for 2011 – 2018, YTD Q1 2019 and Est. for Remainder of 2019 (J) Diversified Markets Higher Quality Properties Net of master tenant purchase contribution of $1.5 million for acquisition of income property in Aspen, CO in Q1 2018 Includes the investment of approximately $4.7 million for the acquisition of properties in downtown Daytona Beach, Florida in opportunity zone 10 2011 – 2018 Total Income Property Acquisitions  $470.0mm (J) As of April 12, 2019 (1)(2) $39,272 $42,166 $81,734 $91,475 $79,800 $109,800 $110,000 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 2017 2018 2019 Est.

RECYCLING CAPITAL INTO SINGLE-TENANT CONSOLIDATED TOMOKA Proceeds $24.6 million Sarasota, FL MULTI-TENANT PROPERTY Sales Price/Sq. Ft.: $415 Harvesting Value Redeploying Capital 11 Monetize Multi-Tenant Property – Redeploy Proceeds into Single-Tenant Retail Jacksonville, FL CAP RATE: 5.98% Purchase Price: $32.3 million 8 SINGLE-TENANT RETAIL GROUND LEASES CAP RATE: 5.15% Acquired: October 2018 Sold: February 2019 Unlevered IRR 10.9%

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA Stronger Markets – Stronger Credits 12 (% = as a % of Total NOI) As of April 12, 2019 Total Square Feet (2) Investment Grade Tenants (H) ≈2.3 36% States 14 Total Properties Annualized NOI (1) (C) 46 $32.3 Single Tenants >10% of NOI (C) 2 Geographic Diversity by State and Market (1) $ in millions (2) Square feet in millions Florida 31% North Carolina 14% New Mexico 11% Oregon 10% California 9% Texas 8% Colorado 4% 7 Other States 13% Jacksonville 12.4% Orlando 11.0% Albuquerque 10.6% Raleigh 10.6% Portland 9.8% Santa Clara 7.7% Aspen 4.0% Atlanta 3.9% Daytona Beach 3.6% Tampa 3.1% Phoenix 3.1% Charlotte 2.9% Houston 2.8% Dallas 2.4% Reno 2.0% Fort Worth 1.9% Other 7.3%

PORTFOLIO HIGHLIGHTS As of April 12, 2019 CONSOLIDATED TOMOKA Transitioning to Single-Tenant Over Time 13 Portfolio Mix Annual NOI (C) ≈$32.3mm Wgtd. Avg. Lease Term 8.4 yrs. (1) 14 States Square Feet ≈2.3mm High Quality & Diversified Portfolio (% = as a % of Total NOI) (1) Weighted average for Single-Tenant portfolio only is 9.4 years 49% 51% Office Retail 78% 22% Single-Tenant Multi-Tenant Number of income properly investments CTO headquartered in Daytona Beach, FL

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Which Would You Rather Own? 14 BBB 3.4% BBB- 3.3% BBB 3.0% BBB 2.6% B- 5.5% 8.9 47% 63%/37%/0% Discount -5% Stock Price vs NAV(1)(4) Avg. Lease Term (1)(4) Leverage Level (1) (4) Retail/Office/Other (4) 14.0 29% 83%/17%/0% Premium 28% B+ 2.4% NR 1.7% NR 2.2% NR 1.6% NR 2.7% 10.2 22% 100%/0%/0% Premium 40% BBB 6.0% AA 3.9% BBB 5.4% NR 3.2% A+ 2.9% 9.4 42% 51%/49%/0% Discount -35% BB+ 5.6% BBB+ 2.8% NR 4.0% AG Hill A 18.4% BBB 6.3% AA- 5.5% BBB 3.9% BBB 4.8% B+ 3.7% 9.2 23% 82%/16%/2% Premium 43% NR 4.1% NR 3.6% NR 3.4% B- 3.9% NR 5.0% 14.0 36% 100%/0%/0% Premium 18% AA- 5.4% B- 4.4% NR 4.0% B 3.6% B+ 4.3% 11.5 29% 100%/0%/0% Premium 25% NR 10.6% CTO info as of April 12, 2019 and Discount to NAV from B Reilly FBR NAV as of January 11, 2019; CTO Avg. Lease Term is STNL properties only BLUE Letters denote S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of April 12, 2019, % of Base Rent (for ADC, VEREIT, NNN, O, EPRT), Rent + Interest for STOR - as of March 31, 2019 Source for Peers: Janney Montgomery Scott LLC and BMO as of April 12, 2019

HOW CTO’S PORTFOLIO STACKS UP CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 15 Three Mile Population(1)(3) Implied Cap Rate(2) 3-Mile Avg. Household Income(1)(3) CTO info as of Q1 2019 Peer implied cap rates info from Janney Montgomery Scott LLC as of April 12, 2019 Peer Demographic Info: B. Riley FBR as of 2018 Another Perspective on the Quality of CTO’s Portfolio (vs. Peers) Assumed Cap Rate (Highest Among Peers) 6.7% CTO Stock Price at 4/12/19 $60.74 Implied Value of Land/Acre (based on est. NAV) $6,100 Average Price of Land Under Contract $29,000/acre 84,575 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR 5.2% 5.1% 4.7% 6.7% 5.7% 0.0% 5.0% 10.0% CTO NNN O ADC VER STOR $88,640 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA Net Debt to TEV ≈ 42% Fixed Rate Debt ≈ 56% Unsecured Debt ≈ 76% Weighted Average Rate = 4.11% Average Duration 3.6 years As of April 12, 2019 (1) (unless otherwise noted) Debt Schedule (E) ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $150 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 150-220 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap and Principal Amortization beginning during Q2 2018 Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $99.84 3.99% 2.4 Convertible Notes (2) $75.00 4.50% 1.0 CMBS Loan (4) $30.00 4.33% 15.6 Mortgage Loan (5) $24.39 3.17% 2.0 Totals/Average $229.23 4.11% 3.6 Liquidity & Flexibility Attractive Rates Largely Unsecured 16 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $2,682 $50,155 Available Credit Capacity Unrestricted Cash 1031 Restricted Cash

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Cumulative From 2012 Through 4/12/19 Consistent Approach Accretive to NAV 17 Cumulative Shares Purchased Cumulative $ Repurchased ($ in millions) Aggregate Avg. Price/Share $54.51 ≈$7.4mm Remaining on $10mm BUYBACK PROGRAM approved in JAN 2019 Share Buybacks(B)(D) % of CTO Shares outstanding 0.25% 0.44% 2.05% 2.60% 2.32% 2.89% Aggregate Shares 1,025,941 (1) Includes repurchase of 320,741 shares on 4/10/19 from CTO’s largest shareholder, which was completed outside of the new $10 million buyback program 7.04% Aggregate % of Shares Outstanding Repurchased Since 2013 ≈18% $0.5 $1.4 $7.9 $15.3 $22.5 $32.3 $56.1 0 250,000 500,000 750,000 1,000,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2013 2014 2015 2016 2017 2018 2019

RETURNING CAPITAL to SHAREHOLDERS CONSOLIDATED TOMOKA 2012 Through Q1 2019 Disciplined Approach to Returning Capital 18 Annualized Dividend per Share INCREASING DIVIDEND + PAID QUARTERLY Dividends(G) Cumulative % increase in Dividend 50% 75% 100% 200% 350% 575% Note: 2019 based on annualization of Q1 2019 dividend of $0.10 per share CAGR: 38% 900% $0.30 $0.40 $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.27 $0.10 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2012 2013 2014 2015 2016 2017 2018 2019

2019 GUIDANCE CONSOLIDATED TOMOKA Monetizing Land Growing Free Cash Flow Recycling Capital 19 FY2019 Guidance Q1 2019 Actual Earnings Per Share (Basic) (1)(2) $6.75 - $7.50 $0.25 Incremental EPS (Basic) From Dispositions (2) $2.25 - $2.75 $0.96 Acquisition of Income-Producing Assets $80mm - $120mm - Target Investment Yield (Initial Yield – Unlevered) 5.75% - 7.25% - Disposition of Income Properties (2) $50mm - $100 mm $24.6mm Target Disposition Yield (2) 7.50% - 8.50% 5.15% Land Transactions (Sales Value) $50mm - $70mm $3.3mm Leverage Target (as % of Total Enterprise Value) (3) < 40% of TEV 42% Reaching full year target heavily dependent upon closing of certain land transactions Incremental EPS from Dispositions not included in EPS Guidance As of 4/12/19 – subsequent to repurchase of 320,741 shares from CTO’s largest shareholder on 4/10/19

CONSOLIDATED TOMOKA 20 APPENDIX

✓ Lease contains rent escalations

APPENDIX

As of April 12, 2019

Tenant/Building	S&P Credit Rating	Location	Property Type	Asset Type	Rentable Square Feet	Remaining Lease Term	
Fidelity	N/A	Albuquerque, NM	Office	Single Tenant	210,067	9.7	✓
Wells Fargo	A+	Portland, OR	Office	Single Tenant	211,863	6.8	
Wells Fargo	A+	Raleigh, NC	Office	Single Tenant	450,393	5.5	✓
Hilton Grand Vacations	BB+	Orlando, FL	Office	Single Tenant	133,914	7.7	✓
AG Hill	N/A	Aspen, CO	Retail	Single Tenant	19,596	18.9	✓
Lowe's	BBB+	Katy, TX	Retail	Single Tenant	131,644	7.8	
LA Fitness	B+	Brandon, FL	Retail	Single Tenant	45,000	13.1	✓
Harris Teeter	BBB	Charlotte, NC	Retail	Single Tenant	45,089	9.1	✓
Landshark Bar & Grill	NR	Daytona Beach, FL	Retail	Single Tenant	6,264	13.8	
CVS	BBB	Dallas, TX	Retail	Single Tenant	10,340	22.9	✓
At Home	B+	Raleigh, NC	Retail	Single Tenant	116,334	10.5	✓
Reno Riverside	BB	Reno, NV	Retail	Single Tenant	52,474	0.7	
Container Store	NR	Phoenix, AZ	Retail	Single Tenant	23,329	10.9	✓
Rite Aid	B	Renton, WA	Retail	Single Tenant	16,280	7.3	
Dick's Sporting Goods	NR	McDonough, GA	Retail	Single Tenant	46,315	4.8	
Jo-Ann Fabric	B	Saugus, MA	Retail	Single Tenant	22,500	9.8	✓
Best Buy	BBB	McDonough, GA	Retail	Single Tenant	30,038	1.8	
Big Lots	BBB-	Germantown, MD	Retail	Single Tenant	25,589	4.8	✓
Big Lots	BBB-	Glendale, AZ	Retail	Single Tenant	34,512	3.8	

(1) Two properties

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 21

✓ Lease contains rent escalations

APPENDIX

As of April 12, 2019

Tenant/Building	S&P Credit Rating	Location	Property Type	Asset Type	Rentable Square Feet	Remaining Lease Term	
Walgreens	BBB	Alpharetta, GA	Retail	Single Tenant	15,120	6.6	
Cocina214	NR	Daytona Beach, FL	Retail	Single Tenant	5,780	13.8	
Chuys	N/A	Jacksonville, FL	Retail	Single Tenant	7,950	13.4	✓
Wawa	N/A	Jacksonville, FL	Retail	Single Tenant	6,267	18.8	✓
Walgreens	BBB	Clermont, FL	Retail	Single Tenant	13,650	10.0	
Firebirds	N/A	Jacksonville, FL	Retail	Single Tenant	6,948	8.6	✓
Bank of America	A+	Monterey, CA	Retail	Single Tenant	32,692	1.7	
Staples	B+	Sarasota, FL	Retail	Single Tenant	18,120	2.8	✓
Outback	BB	Charlottesville, VA	Retail	Single Tenant	7,216	12.5	✓
Chase	A+	Jacksonville, FL	Retail	Single Tenant	3,614	18.5	✓
Outback	BB	Charlotte, NC	Retail	Single Tenant	6,297	12.5	✓
Outback	BB	Austin, TX	Retail	Single Tenant	6,176	12.5	✓
Cheddars	N/A	Jacksonville, FL	Retail	Single Tenant	8,146	8.5	✓
Scrubbles	N/A	Jacksonville, FL	Retail	Single Tenant	4,512	18.6	✓
Carrabas	BB	Austin, TX	Retail	Single Tenant	6,528	12.5	✓
Moes	N/A	Jacksonville, FL	Retail	Single Tenant	3,111	18.7	✓
PDQ	N/A	Jacksonville, FL	Retail	Single Tenant	3,366	8.3	✓
Macaroni Grill	N/A	Arlington, TX	Retail	Single Tenant	8,123	15.0	✓
Wawa	N/A	Winter Park, FL	Retail	Single Tenant	6,119	19.9	✓
Barnes & Noble/Wawa	NR	Daytona Beach, FL	Retail	Single Tenant	28,000	-	
Total Single Tenant					**1,829,276**	**9.4**	

Single-Tenant Portfolio

CONSOLIDATED TOMOKA

22

CONSOLIDATED TOMOKA Multi-Tenant Portfolio APPENDIX 23 (C) As of April 12, 2019 (C) Lease contains rent escalations Tenant/Building S&P Credit Rating Location Property Type Asset Type Rentable Square Feet Remaining Lease Term 3600 Peterson NR Santa Clara, CA Office Multi-Tenant 75,841 3.0 245 Riverside Ave N/A Jacksonville, FL Office Multi-Tenant 136,856 3.0 The Grove B Winter Park, FL Retail Multi-Tenant 112,292 8.9 Westcliff Shopping Center B Ft. Worth, TX Retail Multi-Tenant 136,185 3.3 Fuzzy's/World of Beer NR Brandon, FL Retail Multi-Tenant 6,715 5.6 7-Eleven / Vacant AA- Dallas, TX Retail Multi-Tenant 4,685 5.5 Total - Multi-Tenant 472,574 4.3

APPENDIX CONSOLIDATED TOMOKA > 600 Homes Sold Since Opening in Q4 2017 Active Adult Community – 3,400 Total Homes Planned Development in Progress on Land Sold by CTO 24 Commercial/Retail Development LPGA Blvd New Phases Amenities Under Construction

APPENDIX CONSOLIDATED TOMOKA At Tomoka Town Center 276-Unit Luxury Rental Community Development in Progress on Land Sold by CTO 25 Projected development costs $39 million Final Site Approval expected Feb ’18 Construction start date Spring ‘18 Opening expected Q2 2019 Tomoka Pointe

APPENDIX CONSOLIDATED TOMOKA Membership Wholesale Club Only New Development of Sam’s Club in U.S. Development in Progress on Land Sold by CTO 26

APPENDIX CONSOLIDATED TOMOKA New Distribution Center & New Office Last Mile Distribution Center for Amazon Development in Progress on Land Sold by CTO 27 Future Home of Costa Del Mar

APPENDIX CONSOLIDATED TOMOKA New Multi-Family Location 300 Unit Multi-Family Property 28 Development in Progress on Land Sold by CTO LPGA Blvd

APPENDIX CONSOLIDATED TOMOKA Williamson Blvd. & Mason Avenue Self Storage Property 29 Development in Progress on Land Sold by CTO

END NOTES CONSOLIDATED TOMOKA 30 End Notes references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of April 12, 2019 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending March 31, 2019; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of March 31, 2019 and the Credit Facility balance as of 4/12/19. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. There can be no assurances regarding the amount of our total investments or the timing of such investments.

NYSE American: CTO 1st QUARTER 2019 INVESTOR PRESENTATION BUILT TO LAST 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address noted, or at www.ctlc.com. Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com